UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2018

NEWMARKET CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of the Board of Directors (the “Compensation Committee”) of NewMarket Corporation (the “Company”) approved grants of restricted Common Stock (the “Performance Stock”) to the Company’s named executive officers (the “Participants”) effective February 26, 2018 and as set forth below. The awards will be granted on March 14, 2018 (the “Award Date”) pursuant to the Company’s 2014 Incentive Compensation and Stock Plan (the “2014 Compensation Plan”). The Performance Stock awards will be governed by the 2014 Compensation Plan and the Form of Performance Stock Award Agreement, as described below and attached hereto as Exhibit 10.1.

Officer	Number of shares of Performance Stock
Thomas E. Gottwald	1175
Robert A. Shama	940
Bruce R. Hazelgrove, III	825
Brian D. Paliotti	825
Malcolm R. West	825

Participants may earn between 50% and 100% of the shares of Performance Stock awarded. Each award of Performance Stock will vest only upon satisfaction of certain performance criteria, which shall be achieved only if the Company’s earnings per share for the fiscal year of the Company ending December 31, 2022 is at least equal to the applicable performance targets. On the date the Compensation Committee certifies in writing that the applicable performance criteria have been achieved, an applicable Participant’s interest in all or a percentage of Performance Stock then outstanding shall be transferable and nonforfeitable, subject to forfeiture in the event of the termination of the Participant’s employment with the Company (other than by reason of the Participant’s death, disability, or retirement). In the event of the Participant’s death or disability (as the term “Disability” is defined in the Form of Performance Stock Award Agreement), a portion of the Participant’s shares of Performance Stock shall be forfeited. In the event of the Participant’s retirement (as the term “Retirement” is defined in the Form of Performance Stock Award Agreement), a portion, or all, of the Participant’s shares of Performance Stock shall be forfeited, depending upon the date of the Participant’s retirement. The Performance Stock is also subject to clawback by any law, regulation, stock exchange listing standard or Company policy.

The above description of the Performance Stock does not purport to be complete and is qualified in its entirety by reference to the Form of Performance Stock Award Agreement, a copy of which is attached to this report as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Performance Stock Award Agreement.

Exhibit Index

Exhibit No.	Description

10.1	Form of Performance Stock Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2018

NEWMARKET CORPORATION

By:	/s/ Brian D. Paliotti
Brian D. Paliotti
Vice President and Chief Financial Officer